Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2020
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents [Abstract]
Cash, Cash Equivalents and Restricted Cash
20. Cash, Cash Equivalents and Restricted Cash
The following table shows the breakdown of cash, cash equivalents and restricted cash as of December 31, 2019 and 2020:

	December 31, 2019	December 31, 2020
	(in thousands)
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents	$64,024	$59,056
Cash and cash equivalents held by the lessor VIE ( note 9 )	796	215
Restricted cash	1,310	—

Total cash, cash equivalents and restricted cash	$66,130	$59,271

Amounts included in restricted cash represent those required to be set aside as collateral by a contractual agreement with a banking institution for the forecast future liability on the cross-currency interest rate swap agreement at the reporting date. Please read Note 19 —Derivative Instruments to our consolidated financial statements. As of December 31, 2020, there was no collateral amount held with the swap provider (December 31, 2019: $1.3 million). The amounts held as collateral within restricted cash are assessed against daily currency movements and are presented as current assets on the Company’s consolidated balance sheets.
Included within total cash, cash equivalents and restricted cash as of December 31, 2020 is an amount of $0.2 million relating to the cash belonging to the lessor VIE that we are required to consolidate under U.S. GAAP (December 31, 2019: $0.8 million). Please read Note 9—Variable Interest Entities to our consolidated financial statements.